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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 10, 2001

                              Viewpoint Corporation
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                    0-27168                  95-4102687
          --------                    -------                  ----------
    (State or Other Juris-        (Commission File      (IRS Employer diction of
  diction of Incorporation)            Number)            Identification No.)

  498 Seventh Avenue, New York, NY                                      10018

(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code # (212) 201-0800


                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events

     On April 19, 2001, the Registrant entered into an agreement with Computer Associates regarding, among other things, the waiver of transfer restrictions applicable to shares received by Computer Associates under the Exchange Agreement, dated as of August 10, 2000, between the Company and Computer Associates (a copy of which was included as Annex A to the Company's 2000 Proxy Statement) (the "Exchange Agreement") to enable Computer Associates to sell 1,000,000 shares of Viewpoint common stock to a third party in a private transaction. The Company agreed to register the 1,000,000 shares under the Securities Act of 1933. A copy of the April 19, 2001 agreement is annexed as
Exhibit 10.1 to the Registrant's Form 8-K filed with the Commission on April 27, 2001. Under the agreement entered into on April 19, 2001, Computer Associates agreed to accept newly-issued shares of Viewpoint common stock in partial repayment of a promissory note issued by the Registrant in connection with its acquisition of all of the outstanding capital stock of Viewpoint Digital Inc. and due June 8, 2001.

     On May 9, 2001, the Company and Computer Associates International, Inc. entered into a subsequent agreement (the "Agreement") under which, among other things:

- The Company agreed to waive transfer restrictions applicable to an additional 2,400,000 unregistered shares (the "Shares") of the Company's common stock received by Computer Associates in accordance with the Exchange Agreement to enable Computer Associates to transfer the Shares to third parties in private transactions;

-    The Company agreed to register the Shares under the Securities Act of 1933;
     and

- Computer Associates agreed to accept, at the Company's election, either cash or newly-issued, unregistered shares of Viewpoint common stock in repayment of (a) any additional amounts due under the promissory note due June 8, 2001, (b) any amounts due under the agreement entered into on April 19, 2001, and, (c) to the extent Computer Associates realizes proceeds from the sale of the Shares as well as the shares sold by Computer Associates under the agreement entered into on April 19, 2001 in excess of the amounts due under clauses (a) and (b), in repayment of the promissory note due April 30, 2002.

The Company estimates that the agreements entered into on April 19, 2001 and May 10, 2001 with Computer Associates will enable the Company to fully satisfy its obligations through the issuance of Company common stock to Computer Associates and believes that the ability to do so provides the Company with added flexibility in preserving its cash position in a challenging financing environment.

A copy of the Agreement is annexed hereto as Exhibit 10.1.


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)      Financial Statements of Business Acquired:

         Not Applicable.

(b)      Pro Forma Financial Information:

         Not Applicable.

(c)      Exhibits:

Exhibit           Description
10.1           Letter Agreement, dated as of April 19, 2001, between Computer
               Associates International, Inc. and Viewpoint Corporation.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           VIEWPOINT CORPORATION



Date:  May 15, 2001                        By:/s/ Robert E. Rice
                                              ----------------------------------
                                                 Name:  Robert E. Rice
                                                 Title:  Chief Executive Officer

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                                  EXHIBIT INDEX


         The following exhibits are filed herewith.

Exhibit        Description
10.1           Letter Agreement, dated as of May 9, 2001, between Computer
               Associates International, Inc. and Viewpoint Corporation.